Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Denarii Resources Inc.(the "Company") on Form 10-KSB/A for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chris Lori, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 22, 2008                         /s/ Chris Lori
                                           -------------------------------------
                                           Chris Lori
                                           President and Chief Executive Officer

A signed copy of this written statement required by Section 906 has been provided to Denarii Resources Inc. and will be retained by Denarii Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.